UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2023

Vivid Seats Inc.

(Exact name of registrant as specified in charter)

Delaware	001-40926	86-3355184
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 E. Washington Street
Suite 900
Chicago, Illinois	60602
(Address of principal executive offices)	(Zip code)

(312) 291-9966

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SEAT	The Nasdaq Stock Market LLC
Warrants to purchase one share of Class A common stock	SEATW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously disclosed, on May 17, 2023, Vivid Seats Inc., a Delaware corporation (the “Company”), and Hoya Intermediate, LLC entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters (the “Underwriters”) named in Schedule III thereto, and a stockholder of the Company (the “Selling Stockholder”) relating to the offer and sale by the Selling Stockholder of 16,000,000 shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”). The shares were sold at a public offering price of $8.00 per share and were purchased by the Underwriters from the Selling Stockholder at price of $7.68 per share. Pursuant to the Underwriting Agreement, the Underwriters were granted a 30-day option (the “Option”) to purchase up to an additional 2,400,000 shares of Class A Common Stock (the “Option Shares”) from the Selling Stockholder on the same terms and conditions.

On June 13, 2023, the Underwriters notified the Company and the Selling Stockholder that they had elected to exercise the Option in full. The offering of the Option Shares closed on June 15, 2023. All of the Option Shares were sold by the Selling Stockholder. The Company did not receive any of the proceeds from the sale of the Option Shares by the Selling Stockholder in the offering.

The Option Shares were sold pursuant to a Registration Statement on Form S-1 (Registration No. 333-260839) and a related prospectus and prospectus supplement, each of which was filed with the Securities and Exchange Commission.

A copy of the opinion of Latham & Watkins LLP relating to the Option Shares is attached as Exhibit 5.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLC (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vivid Seats Inc.
Date: June 20, 2023

	By:	/s/ Lawrence Fey
	Name:	Lawrence Fey
	Title:	Chief Financial Officer